SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2007
GRUBB & ELLIS COMPANY
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-8122 (Commission File Number)	94-1424307 (IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300 Santa Ana, California (Address of Principal Executive Offices)	92705 (Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition and Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 99.1

     Item 1.01. Entry into a Material Definitive Agreement.
     The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
     Item 2.01. Completion of Acquisition and Disposition of Assets.
     Triple Net Properties, LLC (“Triple Net Properties”), an indirect wholly-owned subsidiary of Grubb & Ellis Company (“Grubb & Ellis” or the “Company”), is a sponsor for tenant-in-common (“TIC”) programs through various affiliated entities. Consequently, Triple Net Properties, directly or indirectly, from time to time enters into agreements to acquire, and subsequently acquires, various commercial properties and temporarily warehouses such properties for sale to these TIC programs.
     On December 21, 2007, an affiliate of Triple Net Properties, NNN Eastern Wisconsin Medical Portfolio, LLC (“NNN Eastern Wisconsin”) acquired from Aurora Medical Group, Inc. (“Aurora”), an unaffiliated third party, a portfolio of six (6) medical office properties located in Wautoma, Greenville, Suamico, Kiel, Plymouth and Waterford, Wisconsin (the “Properties”) for a purchase price of $41,000,000, plus closing costs. The Properties were acquired pursuant to a Commercial Offer to Purchase Agreement entered into on November 21, 2007, and amended on November 29, 2007, by Aurora and Triple Net (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, Triple Net assigned its rights under the Purchase Agreement to NNN Eastern Wisconsin. Upon the closing of the Purchase Agreement, NNN Eastern Wisconsin leased back to Aurora all six (6) medical office properties, each pursuant to a substantially identical fifteen (15) year triple net lease (subject to a five year extension), and with Aurora responsible for all capital expenditures and improvements during the term of each lease (each an “Aurora Lease”). The Aurora Leases have an aggregate annual base rent of $2,984,078, with a 6% increase every three years. In connection with entering into each Aurora Lease, Aurora executed both a Subordination, Non-Disturbance and Attornment Agreement (the “Subordination Agreement”), and an Estoppel Certificate (the “Estoppel Certificate”), in favor of PNC, and an affiliate of Aurora, Aurora Health Care, Inc., executed a guaranty with respect to each Aurora Lease in favor of NNN Eastern Wisconsin (the “Guaranty”).
     The purchase of the Properties was financed pursuant to the “PNC Senior Loan” (as defined in Item 2.03 below) with PNC Bank, National Association (“PNC”) and with an additional mezzanine loan (the “PNC Mezzanine Loan”) from PNC. An acquisition fee of $1,230,000, or 3% of the purchase price, was deferred upon initial purchase by NNN Realty Advisors, Inc., a wholly-owned subsidiary of the Company, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). On December 28, 2007, approximately 50%, or $615,000 of the acquisition fee will be recognized using the equity method of accounting.
     The foregoing is a summary of the terms and conditions of the Purchase Agreement, each Aurora Lease, Subordination Agreement, Estoppel Certificate and Guaranty and does not purport to be a complete discussion of any of such documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Purchase Agreement, each Aurora Lease, Subordination Agreement, Estoppel Certificate and Guaranty. The Purchase Agreement and a form of Aurora Lease, Subordination Agreement, Estoppel Certificate and Guaranty is annexed to this Current Report on Form 8-K as Exhibit10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 21, 2007, in order to effect the acquisition of the Properties, NNN Eastern Wisconsin entered into (i) a $32,300,000 senior loan with PNC (the “PNC Senior Loan”) and (ii) a $3,400,000 mezzanine loan with PNC (the “PNC Mezzanine Loan”). The sums due under the PNC Senior Loan and the PNC Mezzanine Loan are secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing executed by NNN Eastern Wisconsin in favor of PNC dated December 21, 2007 (the “Mortgage”).
     The PNC Senior Loan is evidenced by a promissory note (the “PNC Promissory Note”) that matures on January 1, 2018 and bears an interest at a rate of 6.46% per annum through maturity. Interest-only payments commence on February 1, 2008 and on the first day of each calendar month thereafter until and including January 1, 2013. Commencing February 1, 2013, and on the first day of each month thereafter up to and including December 1, 2017, a constant monthly payment of $203,309 is due. The balance of the principal sum, together with all unpaid interest and all other amounts owed pursuant to the PNC Promissory Note, is due and payable on January 1, 2018. The PNC Senior Loan may not be prepaid, generally, prior to November 1, 2017, except in the event of casualty loss or condemnation. Commencing January 1, 2011, and continuing through October 31, 2017, the PNC Senior Loan, except in the event of casualty loss or condemnation, can only be prepaid, in whole or in part, provided PNC does not complete a sale of the PNC Senior Loan in connection with the issuance of commercial mortgage-backed securities within 12 months following the funding of the PNC Senior Loan, and if such prepayment also includes the simultaneous payment of the greater of (i) 1% of the outstanding principal balance of the PNC Promissory Note at the time of prepayment, or (ii) a “yield maintenance amount” as defined in the PNC Promissory Note; thereafter, the Senior PNC Loan may be prepaid, in whole or in part, without premium or yield maintenance. The PNC Senior Loan contains customary representations, warranties, covenants and indemnities.
     The PNC Mezzanine Loan is evidenced by a promissory note that matures on February 19, 2008 (the “PNC Mezzanine Note”) and pays interest-only monthly on funding through the last day of the calendar month of December 31, 2007 and on February 1, 2008 in arrears. Interest under the PNC Mezzanine Note is a variable rate, equal to the sum of 200 basis points plus the then applicable 30-Day LIBOR Rate.
     The foregoing is a summary of the terms and conditions of each of the PNC Promissory Note, the PNC Mezzanine Note and the Mortgage and does not purport to be a complete discussion of any documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the PNC Promissory Note, the PNC Mezzanine Note and the Mortgage, each of which is annexed to this Current Report on Form 8-K as Exhibit 10.7, 10.8 and 10.9, respectively.
     Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(b)	On December 22, 2007, the Company, by unanimous written consent of its board of directors, changed its fiscal year end from the 30th day of June of each year to the 31st day of December of each year, effective as of December 31, 2007. The Company’s Annual Report on Form 10-K for the year ended December 31, 2007 will cover the transition period.
     Item 8.01. Other Events.
     On December 22, 2007, the Company, by unanimous written consent of its board of directors, reaffirmed the appointment of Francene LaPoint as Executive Vice President, Accounting and Finance, whose financial duties will relate primarily to NNN Realty Advisors, Inc., to hold office until her successor has been appointed and qualified, or until her earlier death, resignation or removal.
     On December 28, 2007, Triple Net Properties issued a press release announcing the acquisition of the Properties. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.
     Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements.
     It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.
     b) Pro Forma Financial Information.
     See paragraph (a) above.
     (d) Exhibits.
10.1	Commercial Offer to Purchase by and between Aurora Health Care, Inc. and Triple Net Properties, LLC, dated November 21, 2007.

10.2	First Amendment to Offer to Purchase by and between Aurora Medical Group, Inc. and Triple Net Properties, LLC, dated November 29, 2007.

10.3	Form of Lease among NNN Eastern Wisconsin Medical Portfolio, LLC and Aurora Medical Group, Inc., dated as of December 21, 2007.

10.4	Form of Subordination, Non-Disturbance and Attornment Agreement, between Aurora Medical Group, Inc. and PNC Bank, National Association dated as of December 21, 2007.

10.5	Form of Estoppel Certificate from Aurora Medical Group, Inc. to PNC Bank, National Association, dated as of December 21, 2007.

10.6	Form of Guaranty executed by Aurora Health Care, Inc. in favor of NNN Eastern Wisconsin Medical Portfolio, LLC dated December 21, 2007.

10.7	Promissory Note for $32,300,000 senior loan of NNN Eastern Wisconsin Medical Portfolio, LLC to the order of PNC Bank, National Association, dated December 21, 2007.

10.8	Promissory Note for $3,400,000 mezzanine loan by NNN Eastern Wisconsin Medical Portfolio, LLC to the order of PNC Bank, National Association, dated December 21, 2007.

10.9	Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing by NNN Eastern Wisconsin Medical Portfolio, LLC in favor of PNC Bank, National Association, dated December 21, 2007.

99.1	Press Release, (“Triple Net Properties Acquires Eastern Wisconsin Medical Portfolio in Wisconsin”), dated December 28, 2007, of Triple Net Properties, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRUBB & ELLIS COMPANY
Date: December 28, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Item
Number	Description
10.1	Commercial Offer to Purchase by and between Aurora Health Care, Inc. and Triple Net Properties, LLC, dated November 21, 2007.

10.2	First Amendment to Offer to Purchase by and between Aurora Medical Group, Inc. and Triple Net Properties, LLC, dated November 29, 2007.

10.3	Form of Lease among NNN Eastern Wisconsin Medical Portfolio, LLC and Aurora Medical Group, Inc., dated as of December 21, 2007.

10.4	Form of Subordination, Non-Disturbance and Attornment Agreement, between Aurora Medical Group, Inc. and PNC Bank, National Association dated as of December 21, 2007.

10.5	Form of Estoppel Certificate from Aurora Medical Group, Inc. to PNC Bank, National Association, dated as of December 21, 2007.

10.6	Form of Guaranty executed by Aurora Health Care, Inc. in favor of NNN Eastern Wisconsin Medical Portfolio, LLC dated December 21, 2007.

10.7	Promissory Note for $32,300,000 senior loan of NNN Eastern Wisconsin Medical Portfolio, LLC to the order of PNC Bank, National Association, dated December 21, 2007.

10.8	Promissory Note for $3,400,000 mezzanine loan by NNN Eastern Wisconsin Medical Portfolio, LLC to the order of PNC Bank, National Association, dated December 21, 2007.

10.9	Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing by NNN Eastern Wisconsin Medical Portfolio, LLC in favor of PNC Bank, National Association, dated December 21, 2007.

99.1	Press Release, (“Triple Net Properties Acquires Eastern Wisconsin Medical Portfolio in Wisconsin”), dated December 28, 2007, of Triple Net Properties, LLC.